Exhibit 99.1
KELLY SERVICES REPORTS 3rd QUARTER 2009 RESULTS
TROY, MI (November 6, 2009) — Kelly Services, Inc., a world leader in workforce management services and human resources solutions, today announced results for the third quarter of 2009.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2009 totaled $1.0 billion, a 25% decrease compared to the corresponding quarter in 2008. On a constant currency basis, revenue decreased by 22%.
Losses from operations for the third quarter of 2009 totaled $28.0 million, compared to losses from operations of $14.5 million reported for the third quarter of 2008. Included in the results from operations are legal charges of $4.3 million in the third quarter of 2009 and $22.5 million in the third quarter of 2008.
Diluted losses per share from continuing operations in the third quarter of 2009 were $0.43 compared to third quarter 2008 losses of $0.33 per share. The legal charges totaled $0.08 per share in the third quarter of 2009 and $0.40 per share in the third quarter of 2008.
Commenting on the third quarter results, Camden was cautiously optimistic. “We are seeing signs that the global economy is picking up steam and job losses are stabilizing,” he said. “In the past few months, trends have shown modest improvement, and we’re particularly encouraged by the steady, sequential nature of that upturn.”
Camden added that job creation may lag for awhile. “Employers are understandably concerned about the sustainability of this recovery and likely will be guarded about expanding their workforce.
“In the meantime, Kelly has done an excellent job of streamlining, managing costs, maintaining a strong balance sheet, and serving our customers. Today, we’re a more agile and focused company. We believe we’re in a very good position to grow with this economy.”
In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on November 6, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288-9626
International	1 612 234-9959
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a world leader in workforce management services and human resources solutions. Kelly offers a comprehensive array of temporary staffing, permanent placement, outsourcing, and consulting services. Kelly serves clients around the globe and provides employment to 650,000 employees annually. Revenue in 2008 was $5.5 billion. Visit www.kellyservices.com.

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Judith Clark
(248) 244-4586	(248) 244-5362
james_polehna@kellyservices.com	judith_clark@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 27, 2009 AND SEPTEMBER 28, 2008
(UNAUDITED)
(In millions of dollars except per share data)

	2009	2008	Change		% Change

Revenue from services	$1,049.2	$1,397.8	$(348.6)		(24.9)%

Cost of services	883.0	1,152.1	(269.1)		(23.3)

Gross profit	166.2	245.7	(79.5)		(32.4)

Selling, general and administrative expenses	193.7	260.2	(66.5)		(25.6)

Asset impairments	0.5	—	0.5		NM

Loss from operations	(28.0)	(14.5)	(13.5)		(92.6)

Other expense, net	(1.6)	(0.1)	(1.5)		NM

Loss from continuing operations before taxes	(29.6)	(14.6)	(15.0)		(102.2)

Income taxes	(14.8)	(3.1)	(11.7)		(375.4)

Loss from continuing operations	(14.8)	(11.5)	(3.3)		(28.6)

Loss from discontinued operations, net of tax	—	(0.7)	0.7		100.0

Net loss	$(14.8)	$(12.2)	$(2.6)		(21.6)%

Basic loss per share on common stock
Loss from continuing operations	$(0.43)	$(0.33)	$(0.10)		(30.3)%
Loss from discontinued operations	—	(0.02)	0.02		100.0
Net loss	(0.43)	(0.35)	(0.08)		(22.9)

Diluted loss per share on common stock
Loss from continuing operations	$(0.43)	$(0.33)	$(0.10)		(30.3)%
Loss from discontinued operations	—	(0.02)	0.02		100.0
Net loss	(0.43)	(0.35)	(0.08)		(22.9)

STATISTICS:

Gross profit rate	15.8%	17.6%	(1.8	) pts.

Selling, general and administrative expenses:
% of revenue	18.5	18.6	(0.1)
% of gross profit	116.5	105.9	10.6

% Return — Loss from operations	(2.7)	(1.0)	(1.7)
Loss from continuing operations before taxes	(2.8)	(1.0)	(1.8)
Loss from continuing operations	(1.4)	(0.8)	(0.6)
Net loss	(1.4)	(0.9)	(0.5)

Effective income tax rate	49.9%	21.2%	28.7	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2009 AND SEPTEMBER 28, 2008
(UNAUDITED)
(In millions of dollars except per share data)

	2009	2008	Change		% Change

Revenue from services	$3,120.7	$4,238.2	$(1,117.5)		(26.4)%

Cost of services	2,607.3	3,485.2	(877.9)		(25.2)

Gross profit	513.4	753.0	(239.6)		(31.8)

Selling, general and administrative expenses	593.4	739.6	(146.2)		(19.8)

Asset impairments	53.1	—	53.1		NM

(Loss) earnings from operations	(133.1)	13.4	(146.5)		NM

Other expense, net	(1.3)	—	(1.3)		NM

(Loss) earnings from continuing operations before taxes	(134.4)	13.4	(147.8)		NM

Income taxes	(37.5)	6.5	(44.0)		NM

(Loss) earnings from continuing operations	(96.9)	6.9	(103.8)		NM

Earnings (loss) from discontinued operations, net of tax	0.6	(0.4)	1.0		273.7

Net (loss) earnings	$(96.3)	$6.5	$(102.8)		NM %

Basic (loss) earnings per share on common stock
(Loss) earnings from continuing operations	$(2.78)	$0.19	$(2.97)		NM %
Earnings (loss) from discontinued operations	0.02	(0.01)	0.03		300.0
Net (loss) earnings	(2.76)	0.19	(2.95)		NM

Diluted (loss) earnings per share on common stock
(Loss) earnings from continuing operations	$(2.78)	$0.19	$(2.97)		NM %
Earnings (loss) from discontinued operations	0.02	(0.01)	0.03		300.0
Net (loss) earnings	(2.76)	0.19	(2.95)		NM

STATISTICS:

Gross profit rate	16.5%	17.8%	(1.3	) pts.

Selling, general and administrative expenses:
% of revenue	19.0	17.5	1.5
% of gross profit	115.6	98.2	17.4

% Return — (Loss) earnings from operations	(4.3)	0.3	(4.6)
(Loss) earnings from continuing operations before taxes	(4.3)	0.3	(4.6)
(Loss) earnings from continuing operations	(3.1)	0.2	(3.3)
Net (loss) earnings	(3.1)	0.2	(3.3)

Effective income tax rate	27.9%	48.5%	(20.6	) pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2009	2008	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$467.5	$621.6	(24.8)%		(23.6)%
Fee-based income	1.7	4.3	(60.3)		(59.3)
Gross profit	67.2	95.2	(29.4)		(28.4)
SG&A expenses	67.8	83.3	(18.7)		(17.7)
Earnings from operations	(0.6)	11.9	(104.8)

Gross profit rate	14.4%	15.3%	(0.9	) pts.
Expense rates:
% of revenue	14.5	13.4	1.1
% of gross profit	100.8	87.6	13.2
Operating margin	(0.1)	1.9	(2.0)

Americas PT
Revenue from services (including fee-based income)	$192.1	$234.8	(18.2)%		(18.1)%
Fee-based income	2.1	5.0	(57.3)		(57.2)
Gross profit	29.5	39.1	(24.5)		(24.4)
SG&A expenses	24.6	28.9	(14.6)		(14.5)
Earnings from operations	4.9	10.2	(52.7)

Gross profit rate	15.4%	16.6%	(1.2	) pts.
Expense rates:
% of revenue	12.9	12.3	0.6
% of gross profit	83.7	74.0	9.7
Operating margin	2.5	4.3	(1.8)

EMEA Commercial
Revenue from services (including fee-based income)	$228.0	$353.6	(35.5)%		(29.5)%
Fee-based income	3.7	10.2	(64.5)		(60.1)
Gross profit	33.9	63.0	(46.2)		(41.4)
SG&A expenses	39.5	59.0	(33.2)		(27.8)
Earnings from operations	(5.6)	4.0	(237.9)

Gross profit rate	14.9%	17.8%	(2.9	) pts.
Expense rates:
% of revenue	17.3	16.7	0.6
% of gross profit	116.3	93.6	22.7
Operating margin	(2.4)	1.1	(3.5)

EMEA PT
Revenue from services (including fee-based income)	$36.4	$44.0	(17.3)%		(10.7)%
Fee-based income	3.9	6.7	(40.5)		(33.6)
Gross profit	9.8	12.9	(23.8)		(16.9)
SG&A expenses	9.9	12.5	(20.2)		(13.1)
Earnings from operations	(0.1)	0.4	(131.7)

Gross profit rate	27.0%	29.3%	(2.3	) pts.
Expense rates:
% of revenue	27.3	28.3	(1.0)
% of gross profit	101.3	96.8	4.5
Operating margin	(0.4)	0.9	(1.3)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2009	2008	Change		Change
APAC Commercial
Revenue from services (including fee-based income)	$71.2	$84.9	(16.2)%		(12.0)%
Fee-based income	2.3	4.5	(48.4)		(46.5)
Gross profit	10.3	14.7	(29.6)		(26.4)
SG&A expenses	11.5	14.5	(20.8)		(17.6)
Earnings from operations	(1.2)	0.2	NM

Gross profit rate	14.5%	17.3%	(2.8	) pts.
Expense rates:
% of revenue	16.1	17.1	(1.0)
% of gross profit	111.1	98.7	12.4
Operating margin	(1.6)	0.2	(1.8)

APAC PT
Revenue from services (including fee-based income)	$6.5	$9.2	(29.7)%		(28.0)%
Fee-based income	1.0	1.5	(32.7)		(30.1)
Gross profit	2.0	2.8	(31.6)		(29.7)
SG&A expenses	2.3	2.7	(14.7)		(10.6)
Earnings from operations	(0.3)	0.1	(347.6)

Gross profit rate	30.3%	31.2%	(0.9	) pts.
Expense rates:
% of revenue	35.9	29.6	6.3
% of gross profit	118.4	94.9	23.5
Operating margin	(5.6)	1.6	(7.2)

OCG
Revenue from services (including fee-based income)	$52.9	$55.9	(5.4)%		(4.4)%
Fee-based income	5.8	7.4	(21.7)		(19.4)
Gross profit	13.7	18.3	(24.7)		(23.1)
SG&A expenses	17.4	18.4	(5.2)		(3.3)
Earnings from operations	(3.7)	(0.1)	NM

Gross profit rate	26.1%	32.8%	(6.7	) pts.
Expense rates:
% of revenue	33.0	32.9	0.1
% of gross profit	126.6	100.5	26.1
Operating margin	(6.9)	(0.2)	(6.7)

Corporate Expense	$(20.9)	$(41.2)	49.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2009	2008	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$1,422.9	$1,921.1	(25.9)%		(24.3)%
Fee-based income	5.1	12.9	(60.9)		(58.7)
Gross profit	210.9	302.6	(30.3)		(28.9)
SG&A expenses	209.0	248.8	(16.0)		(14.4)
Earnings from operations	1.9	53.8	(96.4)

Gross profit rate	14.8%	15.8%	(1.0	) pts.
Expense rates:
% of revenue	14.7	13.0	1.7
% of gross profit	99.1	82.2	16.9
Operating margin	0.1	2.8	(2.7)

Americas PT
Revenue from services (including fee-based income)	$584.3	$718.9	(18.7)%		(18.6)%
Fee-based income	7.2	15.7	(54.2)		(54.1)
Gross profit	93.2	124.2	(25.0)		(24.8)
SG&A expenses	76.4	85.5	(10.6)		(10.3)
Earnings from operations	16.8	38.7	(56.7)

Gross profit rate	15.9%	17.3%	(1.4	) pts.
Expense rates:
% of revenue	13.1	11.9	1.2
% of gross profit	82.0	68.9	13.1
Operating margin	2.9	5.4	(2.5)

EMEA Commercial
Revenue from services (including fee-based income)	$656.3	$1,027.2	(36.1)%		(25.5)%
Fee-based income	12.3	32.0	(61.6)		(54.3)
Gross profit	102.8	179.7	(42.8)		(33.6)
SG&A expenses	125.8	176.0	(28.5)		(18.1)
Earnings from operations	(23.0)	3.7	NM

Gross profit rate	15.7%	17.5%	(1.8	) pts.
Expense rates:
% of revenue	19.2	17.1	2.1
% of gross profit	122.4	97.9	24.5
Operating margin	(3.5)	0.4	(3.9)

EMEA PT
Revenue from services (including fee-based income)	$102.3	$134.1	(23.7)%		(12.1)%
Fee-based income	12.1	21.3	(42.9)		(32.1)
Gross profit	28.0	40.0	(30.0)		(18.7)
SG&A expenses	30.0	37.2	(19.2)		(5.8)
Earnings from operations	(2.0)	2.8	(172.0)

Gross profit rate	27.4%	29.8%	(2.4	) pts.
Expense rates:
% of revenue	29.4	27.7	1.7
% of gross profit	107.2	93.0	14.2
Operating margin	(2.0)	2.1	(4.1)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2009	2008	Change		Change
APAC Commercial
Revenue from services (including fee-based income)	$201.9	$262.5	(23.1)%		(13.4)%
Fee-based income	6.8	14.0	(51.0)		(46.1)
Gross profit	29.5	44.9	(34.5)		(26.3)
SG&A expenses	33.2	44.2	(25.0)		(16.3)
Earnings from operations	(3.7)	0.7	NM

Gross profit rate	14.6%	17.1%	(2.5)	pts.
Expense rates:
% of revenue	16.4	16.8	(0.4)
% of gross profit	112.5	98.3	14.2
Operating margin	(1.8)	0.3	(2.1)

APAC PT
Revenue from services (including fee-based income)	$18.2	$27.1	(32.8)%		(26.5)%
Fee-based income	2.8	4.3	(34.6)		(27.8)
Gross profit	5.6	8.3	(32.6)		(26.2)
SG&A expenses	6.6	8.5	(22.7)		(13.0)
Earnings from operations	(1.0)	(0.2)	(362.0)

Gross profit rate	30.8%	30.7%	0.1	pts.
Expense rates:
% of revenue	36.3	31.5	4.8
% of gross profit	117.8	102.6	15.2
Operating margin	(5.5)	(0.8)	(4.7)

OCG
Revenue from services (including fee-based income)	$151.7	$164.9	(8.0)%		(6.1)%
Fee-based income	18.4	20.6	(10.9)		(5.8)
Gross profit	44.2	54.0	(18.0)		(14.9)
SG&A expenses	52.3	51.6	1.3		5.4
Earnings from operations	(8.1)	2.4	(452.5)

Gross profit rate	29.2%	32.7%	(3.5)	pts.
Expense rates:
% of revenue	34.5	31.3	3.2
% of gross profit	118.3	95.8	22.5
Operating margin	(5.3)	1.4	(6.7)

Corporate Expense	$(60.9)	$(88.5)	31.2%

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	September 27,	December 28,	September 28,
	2009	2008	2008
Current Assets
Cash and equivalents	$91.0	$118.3	$113.6
Trade accounts receivable, less allowances of $15.7, $17.0 and $18.6, respectively	707.3	815.8	913.7
Prepaid expenses and other current assets	54.3	62.0	59.7
Deferred taxes	25.7	31.9	30.2

Total current assets	878.3	1,028.0	1,117.2

Property and Equipment, Net	132.5	151.3	168.3

Noncurrent Deferred Taxes	66.0	40.0	48.6

Goodwill, Net	67.3	117.8	161.4

Other Assets	134.6	120.2	134.2

Total Assets	$1,278.7	$1,457.3	$1,629.7

Current Liabilities
Short-term borrowings and current portion of long-term debt	$15.3	$35.2	$63.3
Accounts payable and accrued liabilities	201.9	244.1	242.1
Accrued payroll and related taxes	229.6	243.2	282.0
Accrued insurance	25.0	26.3	23.3
Income and other taxes	29.8	51.8	62.4

Total current liabilities	501.6	600.6	673.1

Noncurrent Liabilities
Long-term debt	66.0	80.0	51.2
Accrued insurance	43.9	46.9	59.5
Accrued retirement benefits	74.0	61.6	70.2
Other long-term liabilities	14.2	15.3	17.0

Total noncurrent liabilities	198.1	203.8	197.9

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(107.6)	(111.2)	(111.3)
Paid-in capital	35.9	35.8	34.5
Earnings invested in the business	579.7	676.0	769.6
Accumulated other comprehensive income	30.9	12.2	25.8

Total stockholders’ equity	579.0	652.9	758.7

Total Liabilities and Stockholders’ Equity	$1,278.7	$1,457.3	$1,629.7

STATISTICS:
Working Capital	$376.7	$427.4	$444.1
Current Ratio	1.8	1.7	1.7
Debt-to-capital %	12.3%	15.0%	13.1%
Global Days Sales Outstanding	52	50	51

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2009 AND SEPTEMBER 28, 2008
(UNAUDITED)
(In millions of dollars)

	2009	2008
Cash flows from operating activities
Net (loss) earnings	$(96.3)	$6.5
Noncash adjustments:
Impairment of assets	53.1	—
Depreciation and amortization	30.9	34.1
Provision for bad debts	2.7	4.8
Stock-based compensation	3.6	3.0
Other, net	(4.0)	1.8
Changes in operating assets and liabilities	50.7	36.2

Net cash from operating activities	40.7	86.4

Cash flows from investing activities
Capital expenditures	(7.9)	(23.5)
Acquisition of companies, net of cash received	(7.5)	(32.4)
Other investing activities	(2.9)	(0.4)

Net cash from investing activities	(18.3)	(56.3)

Cash flows from financing activities
Net change in revolving line of credit	(11.9)	12.5
Repayment of debt	(22.9)	—
Dividend payments	—	(14.2)
Purchase of treasury stock	—	(8.0)
Other financing activities	(18.5)	1.1

Net cash from financing activities	(53.3)	(8.6)

Effect of exchange rates on cash and equivalents	3.6	(0.7)

Net change in cash and equivalents	(27.3)	20.8
Cash and equivalents at beginning of period	118.3	92.8

Cash and equivalents at end of period	$91.0	$113.6

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2009	2008	US$	Currency

Americas
United States	$623.1	$795.8	(21.7)%	(21.7)%
Canada	48.4	62.1	(22.1)	(17.7)
Mexico	16.7	20.8	(19.9)	3.0
Puerto Rico	12.6	19.3	(34.5)	(34.5)

Total Americas	700.8	898.0	(22.0)	(21.1)

EMEA
France	69.4	93.7	(25.9)	(21.6)
United Kingdom	50.8	102.5	(50.5)	(42.7)
Switzerland	38.8	49.0	(21.0)	(21.3)
Italy	17.4	33.9	(48.6)	(45.7)
Germany	16.6	21.1	(21.7)	(17.3)
Russia	16.5	25.4	(34.9)	(16.0)
Norway	16.2	24.9	(34.8)	(23.3)
Portugal	15.8	11.9	33.3	40.3
Other	26.9	40.4	(33.3)	(27.9)

Total EMEA	268.4	402.8	(33.4)	(27.3)

APAC
Australia	25.0	33.9	(26.2)	(20.8)
Singapore	16.4	18.7	(11.9)	(9.2)
Malaysia	12.3	13.4	(8.9)	(4.0)
Other	26.3	31.0	(15.3)	(12.5)

Total APAC	80.0	97.0	(17.5)	(13.6)

Total Kelly Services, Inc.	$1,049.2	$1,397.8	(24.9)%	(22.4)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2009	2008	US$	Currency

Americas
United States	$1,901.2	$2,455.6	(22.6)%	(22.6)%
Canada	131.9	187.6	(29.7)	(19.5)
Mexico	47.5	58.1	(18.3)	6.0
Puerto Rico	42.9	58.7	(27.0)	(27.0)

Total Americas	2,123.5	2,760.0	(23.1)	(21.9)

EMEA
France	194.0	275.7	(29.6)	(21.6)
United Kingdom	163.6	317.3	(48.4)	(34.2)
Switzerland	99.8	143.5	(30.5)	(27.4)
Italy	53.9	106.7	(49.4)	(43.5)
Germany	47.5	65.3	(27.3)	(19.0)
Russia	45.5	68.6	(33.7)	(10.7)
Norway	44.4	69.2	(35.8)	(20.1)
Portugal	40.1	11.9	237.7	274.2
Other	82.2	121.7	(32.5)	(22.7)

Total EMEA	771.0	1,179.9	(34.7)	(23.9)

APAC
Australia	67.9	107.7	(36.9)	(23.2)
Singapore	46.5	55.2	(15.6)	(10.7)
Malaysia	36.4	42.9	(15.3)	(7.4)
Other	75.4	92.5	(18.5)	(10.7)

Total APAC	226.2	298.3	(24.1)	(14.7)

Total Kelly Services, Inc.	$3,120.7	$4,238.2	(26.4)%	(21.9)%